UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2018

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Whitehall Street, 15th Floor New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-669-7272

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2018 Annual Meeting of Stockholders of Fluent, Inc. (the “Company”) held on June 6, 2018 (the “Annual Meeting”), the Company’s stockholders approved the Fluent, Inc. 2018 Stock Incentive Plan (the “Stock Incentive Plan”) pursuant to which the Company may issue up to ten percent of the Company’s issued and outstanding shares of common stock, par value $0.0005 (the “Common Stock”), to “Eligible Individuals” (as defined in the Stock Incentive Plan), including the Company’s executive officers and directors. As of June 6, 2018, the Company had 75,226,291 shares of Common Stock issued and outstanding allowing for up to 7,522,629 shares of Common Stock issuable under the Stock Incentive Plan.

For a description of the terms and conditions of the Stock Incentive Plan, see “Proposal 3: 2018 Fluent Inc. Stock Incentive Plan” in the proxy statement for the Company’s Annual Meeting filed with the Securities and Exchange Commission on April 30, 2018 (the “2018 Proxy”), which description is incorporated herein by reference. The foregoing description of the Stock Incentive Plan contained in the 2018 Proxy is qualified in its entirety by reference to the full text of the Stock Incentive Plan, as approved by the Company’s stockholders at the Annual Meeting, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.
Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the total number of shares represented in person or by proxy was 60,581,894 of the 75,218,044 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the April 23, 2018 record date. The following matters were voted upon at the Annual Meeting.

The election of five directors to serve for a one year term until the 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Director Nominee	For	Withheld	Broker Non-vote
Peter Benz	45,688,532	555,359	14,338,003
Matthew Conlin	45,974,112	269,779	14,338,003
Andrew Frawley	45,474,602	769,289	14,338,003
Donald Mathis	45,694,488	549,403	14,338,003
Ryan Schulke	46,142,338	101,553	14,338,003

The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

For	Against	Abstain
60,184,219	385,087	12,588

The adoption of the Stock Incentive Plan:

For	Against	Abstain	Broker Non-vote
37,213,495	1,574,300	7,456,096	14,338,003

A non-binding advisory vote to approve the Company’s named executive officers’ compensation:

For	Against	Abstain	Broker Non-vote
44,908,284	1,262,755	72,852	14,338,003

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.
Description

10.1
Fluent, Inc. 2018 Stock Incentive Plan.+

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluent, Inc.

June 8, 2018	By:	/s/ Ryan Schulke
	Name:	Ryan Schulke
	Title:	Chief Executive Officer